                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): DECEMBER 15, 1995


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1995-1
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                   33-53881              41-1803128
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)


 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
-------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip code)

      Registrant's telephone number, including area code: (612) 293-3400
                                                          ---------------------

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                                       1
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ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on December 15, 1995, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)  Exhibits.

              The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.    Description
              -----------    -----------

                 99.1        Monthly Report delivered to
                             Certificateholders on December 15,
                             1995.


                                       2
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 1995


                                 MANUFACTURED HOUSING CONTRACT
                                 SENIOR/SUBORDINATE PASS-THROUGH
                                 CERTIFICATE TRUST 1995-1

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Phyllis A. Knight
                                     ----------------------------------
                                     PHYLLIS A. KNIGHT
                                     Assistant Vice President and
                                        Assistant Controller

                                       3
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                                  INDEX TO EXHIBITS



     EXHIBIT
     NUMBER                                                       PAGE
     ------                                                       ----

      99.1      Monthly Report delivered to Certificateholders      5
                on December 15, 1995.

                                       4